SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Strategic Equity Long/Short Fund

The following disclosure replaces similar disclosure contained in APPENDIX I-A – BOARD MEMBER SHARE OWNERSHIP AND CONTROL in Part I of the fund’s Statement of Additional Information:

The fund commenced operations on May 15, 2014. As of May 15, 2014, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of the fund.

25% or Greater Ownership

The fund commenced operations on May 15, 2014. As of May 15, 2014, Deutsche Bank AG and its affiliates beneficially owned more than 25% of the fund’s shares. Shareholders who beneficially own more than 25% of a fund’s shares may have a significant impact on any shareholder vote of the fund.

5% or Greater Ownership of Share Classes

The fund commenced operations on May 15, 2014. As of May 15, 2014, no investor, other than Deutsche Bank AG and its affiliates, owned 5% or more of a fund share class.

Please Retain This Supplement for Future Reference

May 15, 2014
SAISTKR-154